UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 13, 2007

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Item 8.01 Other Events

On July 13, 2007, Simulations Plus, Inc., a California corporation (the "Company"), announced that Walt Woltosz, the company’s chairman and chief executive officer, will present at the Summer Global Equities Conference organized by Friedland Investment Events to be held at Bally’s in Atlantic City, New Jersey, on July 15-17, 2007. The Simulations Plus presentation will be on July 17.

The PowerPoint slides, which were used for the Investor Conference Call on July 5, 2007, are updated for this conference, and attached herein as an exhibit. The updated slides are Balance Sheet, a list of collaborations, and a stock performance chart.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated July 13, 2007.

99.2	PowerPoint presentation at the Summer Global Equities Conference on July 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: July 16, 2007	By:	/s/ Momoko Beran

Momoko Beran Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 13, 2007.
99.2	PowerPoint presentation at the Summer Global Equities Conference on July 17, 2007.